UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 30, 2006

Cowlitz Bancorporation
(Exact Name of Registrant as specified in its charter)

Washington	0-23881	91 - 529841
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

927 Commerce Ave.
Longview, Washington 98632
Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-423-9800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR z
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On January 30, 2006, Cowlitz Bancorporation issued a press release announcing financial results for the fourth quarter and fiscal year of 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

                  (a)    Not applicable.
                  (b)    Not applicable.
                  (c)    Exhibits.
                          99.1 Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWLITZ BANCORPORATION
(Registrant)

Date:	January 30, 2006	By:	/s/ Gerald L. Brickey
Gerald L. Brickey, Chief Financial Officer